Filed pursuant to Rule 497(e)

File Nos. 333-89822 and 811-21114

PROSHARES TRUST

Supplement dated February 9, 2011 to the Prospectus

dated January 28, 2011 for ProShares Ultra TIPS

Shares of ProShares Ultra TIPS are not available for sale.